GOLDMAN SACHS TRUST

Goldman Sachs Short Duration Taxable Fixed Income Funds

Class A, B and C Shares of

Goldman Sachs Short Duration Government Fund

Supplement dated April 13, 2007 to the

Prospectus dated February 28, 2007

      The Prospectus is amended by this Supplement to reflect that the Class B Shares of all of the Goldman Sachs Short Duration Taxable Fixed Income Funds, including the Goldman Sachs Short Duration Government Fund, automatically convert into Class A Shares of the same fund at the end of the calendar quarter that is eight years after the purchase date. Accordingly, the Prospectus is hereby revised as follows:

      The text in the chart relating to the Conversion Feature of Class B Shares under “What Alternative Sales Arrangements Are Available?” in the section of the Prospectus titled “Shareholder Guide” on page 33 is deleted in its entirety and replaced with the following:

      Class B Shares automatically convert to Class A Shares after 8 years

      The first sentence under “What Should I Know About The Automatic Conversion Of Class B Shares?” in the section of the Prospectus titled “Shareholder Guide” on page 43 is deleted in its entirety and replaced with the following:

      Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

This Supplement should be retained with your Prospectus

for future reference.

SHRTDRGVBSTK 4-07

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